                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================


                                                                    EXHIBIT 10.5


                               SANMINA CORPORATION
                                  AGREEMENT FOR
                        ELECTRONIC MANUFACTURING SERVICES

         This Agreement between Gadzoox Networks, Inc. hereinafter referred to as "Customer" or "Gadzoox", and Sanmina Corporation hereinafter referred to as "Sanmina" is entered into on December 29, 1998. Sanmina shall perform manufacturing services for the Customer under the terms and conditions set forth herein.

I.       TERM

         This Agreement shall be in effect for [*] from the date of this Agreement. This Agreement shall automatically renew for a period of one year unless termination notice is provided [*] prior to the termination date.

II.      SCOPE OF WORK PERFORMED

         Customer wishes Sanmina to manufacture a range of Electronics products or Assemblies on behalf of Customer at the prices identified in Exhibit A. Sanmina and the Customer shall mutually agree upon a delivery schedule for the Products.

         Customer shall be liable for [*] is defined in Section IV. A. 1.) that Sanmina procures or otherwise contracts for in order to manufacture the products that Customer wishes to buy from Sanmina on a turnkey basis.

         Sanmina shall purchase components for the Products in accordance with a vendor list approved by Sanmina and the Customer ("AVL"). In the event Sanmina cannot purchase a component from an approved vendor for any reason, including unavailability or commercial unfeasibility of the purchase of such components, Sanmina may purchase such components from an alternate vendor with the prior written consent of the Customer.

III.     GENERAL PLANNING AND PROCUREMENT PROCESS

         A. On the date this Agreement is executed and [*] thereafter, the Customer shall provide Sanmina with firm, monthly, rolling purchase orders covering a minimum period of [*] ("Purchase Order").

         B. [*] the Customer shall provide Sanmina with additional monthly, rolling [*] forecast ("Forecast") covering

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================

                  [*] immediately following the Purchase Order period. Forecast does not incur any liability for either Sanmina or Customer except that of any [*] for which the forecast would cause procurement activity, and, even in such a situation such liability for Customer would be limited per Section IV and it sub-sections.


         C. Sanmina will take the Purchase Orders and Forecast referred to in III(A) and III(B) above and generate a Master Production Schedule (MPS) for a [*] using the process described in
                  Section III(D) below.


         D. This MPS will define the master plan on which Sanmina will base its procurement, internal capacity projections and commitments.

                           1. Sanmina will use the Purchase Orders referred to in III A to generate the [*] of the MPS.

                           2. Sanmina will use the Forecast referred to in III B to generate the [*] of the MPS.

                            3. The MPS created as described above does not incur any liability for either Sanmina or Customer except that of any [*] for which the forecast would cause procurement activity, and, even in such a situation such liability for Customer would be limited per section IV and it sub-sections.

         E. Per this agreement Sanmina will plan and schedule material to be at Sanmina within sufficient time to allow for manufacturing to occur before the products are due to ship to Customer.

         F. Sanmina will also release (launch) orders to suppliers of materials sometime prior to the anticipated date that the material is needed (per section III(E) above). When these orders are launched will depend on the Vendor lead-time that Sanmina will determine from time to time and maintain as a parameter of Sanmina's manufacturing or materials planning systems.

         G. Sanmina, through its MRP System will also issue an instruction (MRP Signal) to its procurement group to buy parts approximately [*] before the order is due to be placed per section F above.

         H. When Sanmina places an order with its suppliers per the sections above, Sanmina will order parts in various quantities (defined in periods-worth-of-supply) that are defined by the part's ABC Classification. This classification as well as the expected distribution or characteristics of various classes of parts, and, the periods-worth-of-supply (Periods-of-Supply) that will be bought for each class of part is shown on Table 1.

        Table 1. ABC Classifications, Descriptions and Periods-of-Supply



[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================

Part Class            Total Parts                         % of Total Value (Of                 Periods Worth of
                                                          Gross                                Supply to be Bought
                                                          Requirements)                        with Each Order
A                       [*]                                  [*]                                  [*]
B                       [*]                                  [*]                                  [*]
C                       [*]                                  [*]                                  [*]

         I. In addition to ordering parts for various periods-of-supply, Sanmina will order parts according to various minimum-buy quantities, tape and reel quantities, and, multiples of packaging quantities.

         J. The components Sanmina purchases or orders to fulfill the Purchase Order and the Forecast on behalf of the Customer to manufacture the Products, and any associated expenses related to purchasing, ordering, manufacturing (labor and overhead), shipping, storing and eliminating such components and agreed upon mark-up shall constitute a part of the Customer's Total Liability ("Total Liability") as defined in Section IV below.

IV.      LIABILITIES FOR MATERIALS

         A. Customer's Total Liability for material that Sanmina has procured is limited to the following:

                           1. Parts that Sanmina, having ordered per the guidelines above, [*] are their responsibility and are defined as any part that a) has not been used by Sanmina for any other customer or internal usage in the most recent [*] and b) for which there is no demand in the MRP system or c) for which projected demand over the [*] is not adequate to consume the inventory of parts. Common parts used by other customers will not be considered as part of Customer's Total Liability for the parts that can not be otherwise utilized by Sanmina after Sanmina deduction for the number of common parts in the MRP system for the next [*]. This includes parts that may not be cancelable by virtue of having insufficient time between the MRP signal to cancel and the expected or real receipt date at Sanmina.

                           2. Parts that Sanmina, having ordered per the guidelines above, cannot return to the vendors and where the total extended value of each specific part number using the most recent purchase costs [*] and where Sanmina has made reasonable efforts to return the parts (for at [*]).

                           3. For part numbers with a total extended value of [*], using the most recent purchase costs, Sanmina is not required to attempt return to

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================


                                    vendors. Customer's Total Liability is
                                    limited to the lesser of actual cost or [*] for all part numbers that are defined in this section.

                           4. See also Section VII, Cancellations which describes Customer's Total Liability for Cancellations. The cost of cancellations, as described in Section VII is also considered part of Customer's Total Liability.

         B. Where Sanmina is able to return parts with a re-stocking or other fees, those fees shall also become part of Customer's Total Liability.

         C. If necessary and with the Customer's written consent as evidenced by Customer Purchase Order, Sanmina shall purchase any necessary tools to fulfill the Purchase Order and Forecast and charge the Customer according to the Purchase Order. All such tooling (which tooling can include, for example, stencils, test fixtures, tooling plates, burn in chambers, etc) purchased by Sanmina on behalf of the Customer shall remain the Customer's property, and Sanmina shall return such tooling (normal wear and tear excepted) to the Customer upon request, the completion of the relevant order or the termination of the Agreement.

         D. Customer's Total Liability for the material defined in the previous sections will be at the [*] as agreed between Sanmina and Customer. Sanmina will use its best efforts to reduce Customer's Total Liability.

V.       RESCHEDULES AND INCREASES

         The Customer may increase the quantity of any Product to be delivered against any Purchase Order subject to the following matrix:

                  NOTICE PRIOR TO                             PERCENT OF ORIGINAL
                     ORIGINAL                                 QUANTITY THAT CAN BE
                  DELIVERY DATE                                     INCREASED
                  --------------                              --------------------
                       [*]                                             [*]

         As an example, if the Customer notifies Sanmina in writing between [*] prior to the scheduled delivery date of the Products, the Customer may increase a [*] of the total amount of the Products to be delivered on such date.

         A. For a decrease in quantity of Products to be delivered on a specific delivery date, Sanmina and the Customer shall mutually agree upon a date to deliver the undelivered Products [*] from the original delivery date. Customer may reschedule delivery any number of times as long as the ultimate delivery date is [*] from the original delivery date.

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================

         B. Any change in the delivery dates of any Product for a period [*] in the aggregate shall be deemed [*] the Customer with respect to such Products. If the Customer's schedule change results in additional expenses to Sanmina to store such Products or to acquire additional components, such additional expenses shall be deemed Part of the Customer's Total Liability and in the event that storage services are required, the parties will negotiate in good faith the cost of such storage services.

         C. Sanmina agrees to maintain the proper buffer stock that will allow Gadzoox to increase customer shipments in accordance with this Section V which describes increases in quantity to be delivered and will become subject to Customer Total Liability as described in Section IV.

         The buffer stock required to ensure increases in customer shipments, as described herein will be based on the forecast demand provided to Sanmina by Customer on a monthly basis and inventory required to deliver product subject to Increases as herein described.

VI.      REVISIONS

         In the event the Customer requests and engineering change to a product, Sanmina shall notify the Customer of any impact on the cost and/or scheduled delivery of such Products within [*] of the receipt of Customer's request. Unless the Customer consents to the amended notification from Sanmina, the requested engineering change shall be deemed canceled. Any increases in the cost of the Products resulting from such Engineering Change Order ("ECO") shall be deemed a part of the Customer's Total Liability as defined above and will be negotiated in good faith by the parties and in accordance with Customer's Total Liability as described in Section IV. Similarly, any parts made obsolete or excess as a result of such an ECO shall be deemed part of the Customer's Total Liability and will be negotiated in good faith by the parties in accordance with Customer's Total Liability as described in Section IV. Any Customer liability arising from an ECO will be paid to Sanmina [*] of Sanmina invoice date.

VII.     CANCELLATIONS

         The Customer may cancel any order by notifying Sanmina in writing at [*] prior to the delivery date of such order.

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================


         If such cancellation occurs within [*] of scheduled delivery, Sanmina shall provide the Customer with the amount of the Customer's total liability related to such canceled order. Customer's Total Liability shall include the following:

         Liability for Materials (parts) as defined in Section IV and V Buffer/Safety Stock/ABC Classifications as defined in Section III, H, Table 1 Liability for Work-in-Process ("WIP") as defined below Liability for Finished Goods as defined below

         Customer liability for Work In Process will be limited to only units that have labor applied to them. All WIP will be invoiced to Gadzoox based on which step in the manufacturing process the product was when Sanmina was notified. The process steps are defined in Exhibit A. There are [*] defined so each part number will be evaluated based on which step it is in the production process. If we have partial steps completed Gadzoox & Sanmina will negotiate in good faith to determine the cost applied to that step. The cost for each step is defined as the latest quoted price to Gadzoox. The total cost will be an accumulation of the cost for each step, however, some products may not go through each step in which case Gadzoox will be invoiced for only steps that have been applied to that product.

         The Customer shall pay such cancellation amount to Sanmina on a [*] basis.

         After payment by Customer of Customer's Total Liability of such cancellation, Sanmina shall deliver to the Customer, at the Customer's expense, any WIP, Finished Goods or components purchased but unused as a result of such cancellation or scrap such components, at the sole direction of the Customer. Sanmina will use its best efforts to minimize Customer's Total Liability as described in Section IV.

VIII.    PRICING

         The prices for the Products are shown in Exhibit A and shall remain fixed until adjusted by mutual agreement of Sanmina and Customer. Such pricing will be reviewed quarterly. Sanmina will use its best efforts to effect an aggressive price reduction of materials, labor and overhead with a goal of at least [*] per quarter.. Pricing will be adjusted in accordance with the Overhead reduction as shown in Exhibit A. This reduction is based on total dollar volume and will not be used to meet the [*] reduction goal. Gadzoox will receive
[*] of all cost reductions, regardless of whether Sanmina or Gadzoox initiated the cost reduction through material purchasing, redesign, rework, testing protocols or any other method, until total costs charged Customer by Sanmina reach the below listed amounts, ("Price Ceiling") as described in Exhibit A. After that time, Gadzoox will receive [*] of future cost reductions and Sanmina will receive [*] of future cost reductions. For other products not covered in Exhibit A,

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================

Gadzoox will receive all cost reduction dollars up to the [*]. All cost reductions after that time will be shared [*] to Sanmina and [*] to Gadzoox.

IX.      DELIVERY

         Delivery of all items under this Agreement shall be delivered F.O.B. Sanmina's plant located at the address specified by Gadzoox at which time risk of loss and title shall pass to the Customer. Product will be shipped from Sanmina to any location as specified by Gadzoox.

         Sanmina shall deliver early 5 working days with 0 days late to the agreed to delivery date. Sanmina will notify Customer immediately if it will be unable to deliver product previously committed for delivery by Sanmina. Late deliveries, previously committed by Sanmina, shall be considered a material breach of this Agreement. Sanmina will use its best efforts to deliver as soon as possible and will apprise Gadzoox on a daily basis until previously committed deliveries are made in full. Should Sanmina be habitually late in delivering previously committed deliveries, Gadzoox may terminate this Agreement.

         Unless otherwise specified by the Customer, Sanmina shall transport the Products by the method Sanmina deems most advantageous in order effect an on-time delivery, to the Customer's address or to an address specified in writing by the Customer. All freight, insurance and other shipping expenses from the delivery point shall be borne by the Customer. When special packaging is requested or, in the opinion of Sanmina, is required under the circumstances, written notice of special packaging shall be provided to the Customer who must approve the additional expenses related to such special packaging.

X.       PAYMENT AND INVOICING

         Payment terms will be [*] days from invoice date. Sanmina will provide the Customer with a credit limit set at (to be determined) and shall deliver such credit limit information in writing to the Customer. In the event that the Customer exceeds this credit limit Sanmina and Customer will negotiate in good faith a higher credit limit. In the event Customer owes outstanding invoices which are more than [*] past due, and after written notice is provided to Customer and Customer has failed to pay late invoices within [*] days of such notice, Sanmina may stop shipments of Products to Customer until the Customer makes sufficient payment to bring its account consistent with terms outlined above.

XI.      WARRANTY AND REPAIR

         Sanmina warrants that the Products (excluding components purchased from third-party vendors ("Vendor Components")) shall be free from any defects in workmanship for a period of [*] from the date of manufacture. Warranty on components is limited to the warranty provided by the component manufacturer. Sanmina will comply, at all times, with Quality and Acceptance criteria outlined in Exhibit B. Sanmina shall pass on any unexpired warranty for such Vendor Components provided by third-party vendors or passed on by such third-party vendors from the original manufacturers until the expiration

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================

of such warranties or up to a maximum of [*] from date of manufacture of the Product by Sanmina, whichever is shorter. Sanmina and Gadzoox will work diligently with parts vendors to extend their respective warranty periods to at least [*]. As the Customer's sole remedy under the warranty, Sanmina will, at no charge, rework, repair and retest any such Products returned to Sanmina and found to contain such defects caused by Sanmina. Warranty coverage does not include failures due to the Customer design errors, the supply or selection of improper or defective parts or materials used by the Customer, the Customer requested changes, damages caused by the Customer's misuse, unauthorized repair or negligence. Sanmina does not assume any liability for expendable items such as lamps and fuses. Sanmina reserves the right to inspect the Products and verify that they are defective or non-conforming. Sanmina's total liability shall be limited to the value of the Product supplied under this Agreement.

         The warranty afforded to these assemblies is limited to these items, parts and defects that are within the capability of existing test equipment, program and processes.

         The performance of any repair or replacement by Sanmina does not extend the warranty period for any Products beyond the period applicable to the Products originally delivered.

         EXCEPT FOR THE ABOVE EXPRESS WARRANTIES, SANMINA MAKES AND THE CUSTOMER RECEIVES NO WARRANTIES OR CONDITIONS ON THE PRODUCTS, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, AND SANMINA SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         For any product which requires repair under Warranty, ("Defective Product"), Sanmina will repair or replace such Defective Product and return to Gadzoox, or to such location as Gadzoox so directs, within [*] days after receipt. Gadzoox will pay for the shipment of Defective Product to Sanmina. Sanmina will pay for the shipment of Defective Product to Gadzoox, or to other such location as Gadzoox so directs. Sanmina, at its sole expense, will carry in its inventory, parts and subassemblies required for repair of Defective Product.

         In the event that a Product completely fails to function within the first forty-eight (48) hours of installation ("dead-on-arrival" or "DOA"), Sanmina agrees to replace the failed Product with a new Product within [*] days after receipt.

         Sanmina will provide support hereunder for the current and immediately preceding [*] Major Releases (including all interim releases) and during the Warranty repair of Product, bring such Product to the latest revision level, to the extent practicable and unless otherwise directed by Gadzoox. For Products that are or are not within Warranty, Gadzoox and Sanmina will negotiate in good faith the cost of such support.

         In addition to the warranties specified above, Sanmina shall warrant that all Products against epidemic failure against workmanship for a period of [*] after

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================


shipment and for the period of time in which components are under warranty from the original vendors. An epidemic failure shall mean the occurrence of the same root cause failure in [*] of the total of each Product shipped within the immediately preceding [*]. Sanmina shall dedicate the required resources, and make best efforts, to determine the root cause of the failures and to submit a corrective action plan as quickly as possible. Such corrective action plan shall be implemented as quickly as possible but within a maximum of [*] from the initial notice by Gadzoox of such epidemic failure, unless otherwise agreed to by both parties. In the case of an epidemic failure, Sanmina shall reimburse Gadzoox for all reasonable costs incurred by Gadzoox in recalling, replacing, or repairing the affected Products, until such time as the reported failure rate drops to less than the occurrence stated above. Such reasonable costs shall be limited to the transportation of failed Products, both inbound and outbound to and from Sanmina, as well as the reasonable transportation costs of Gadzoox required for epidemic failures.

         Sanmina and Gadzoox will establish a swap program ("Swap Program") whereby Product to be repaired ("Swap Product"), when returned to Sanmina will be immediately exchanged for new Product. The Swap Product will then be repaired or replaced by Sanmina and put into Finished Goods.

         Should greater than [*] of Product returned to Sanmina during any calendar quarter for repair for which no trouble was found ("NTF Product"), then Sanmina and Gadzoox will work together in good faith to determine the cause for such returns. If the occurrence of NTF Product returns has not been decreased to [*] or below by the next calendar quarter, Sanmina and Gadzoox will negotiate in good faith the charge for testing of NTF Product which exceeds the [*] threshold on a prorated basis for the prior [*].

XII.     General Indemnity

         The Customer shall indemnify Sanmina against, and hold it harmless from any loss, cost, liability or expense (including court costs and the reasonable fees of attorneys and other professionals) to the extent that such loss, cost, liability or expense arises out of, or in connection with, in whole or in part,
(A) infringements of any patent, trademark, copyright or other intellectual property of the Customer, or (B) any negligence or willful misconduct by the Customer, its employees or agents and subcontractors, including but not limited to any such act or omission that contributes to: (i) any bodily injury, sickness, disease, or death; (ii) any injury or destruction to tangible or intangible property of the injured party or any loss of use resulting therefrom; or (iii) any violation of any statute, ordinance or regulation.

         Sanmina shall indemnify Gadzoox against, and hold it harmless from any loss, cost, liability or expense (including court costs and the reasonable fees of attorneys and other professions) to the extent that such loss, cost, liability or expense arises out of, or in connection with, in whole or in part, any negligence or willful misconduct by Sanmina, its employees or agents and subcontractors, including but not limited to any such act or omission that contributes to: (i) any bodily injury, sickness, disease, or death; (ii) any


[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================

injury or destruction to tangible or intangible property of the injured party or any loss of use resulting therefrom; or (iii) any violation of any statute, ordinance or regulation.

XIII.    Quality, Inspection and Reporting

         The Customer will have the right at all reasonable times, upon reasonable advance notice, to visit Sanmina's plant to inspect the work performed on the Products. Inspection of the work shall not relieve Sanmina of any of its obligations under the Agreement or purchase orders. Sanmina shall provide Customer with all mutually agreed upon quality reports at agreed upon intervals as defined in Exhibit B. Sanmina reserves the right to restrict the Customer's access to the plant or any area within it as necessary to protect confidential information of Sanmina or its other customers.

         If Customer demands inspection of the Products prior to the delivery of such Products as a condition of acceptance of such Products, the Customer must inspect the Products [*] of a transmission of written notice by facsimile or other electronic or telephonic delivery system from Sanmina informing the Customer that the Products are ready to be shipped. If Customer does not inspect the Products within such [*], Customer shall be deemed to have waived its right to inspect the Products as a condition of acceptance of such Products.

         Customer and Sanmina will implement a joint quality improvement program that will develop and implement a continuous quality improvement that is in compliance with the requirements as defined in Exhibit B.

XIV.     Termination

         Either party may, without penalty, terminate this Agreement upon [*] written notice to the other party in either one of the following events:

         a) The other party materially breaches this Agreement and such breach remains uncured for [*] following written notice of breach the non breaching party;

The other party becomes involved in any voluntary or involuntary bankruptcy or other insolvency petition or proceeding for the benefit of its creditors, and such petition, assignment or proceeding is not dismissed within [*] after it was filed.

         Upon termination, Sanmina shall provide the Customer with an invoice of the Customer's Total Liabilities. In addition, the Customer shall be liable for all work-in-progress and any outstanding charges. Upon termination, Customer shall pay all invoiced charges in net [*].

XV.      Limitation of Liability

         IN NO EVENT WILL SANMINA BE LIABLE FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR INCIDENTAL DAMAGES, HOWEVER

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================


CAUSED AND ON ANY THEORY OF LIABILITY, ARISING IN ANY WAY OUT OF THIS AGREEMENT. THIS LIMITATION WILL APPLY EVEN IF THE CUSTOMER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY PROVIDED HEREIN.

XVI.     Miscellaneous

         A. Governing Law. This Agreement will be governed by and interpreted under the laws of the State of California, without reference to conflict of laws principles.

         B. Jurisdiction. For any dispute arising out of this Agreement, the parties consent to personal and exclusive jurisdiction of and venue in the state and federal courts within Santa Clara County, California.

         C. Entire Agreement; Enforcement of Rights. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merge all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged. The failure by either party to enforce any rights thereunder will not be construed as a waiver of any rights of such party.

         D. Assignment. The rights and liabilities of the parties hereto will bind and incur to the benefit of their successors, executors or administrators.

         E. Notices. Any required notices thereunder will be given in writing at the address of each party set forth above, or to such other address as either party may substitute by written notice to the other in the manner contemplated herein, and will be deemed served when delivered by facsimile or mail or when tendered in person.

         F.       Unless otherwise stated, the term "days" means business days.

         G. Force Majeure. Neither party shall be liable to the other for any alleged loss or damages resulting from failure to perform due to acts of God, natural disasters, acts of civil or military authority, government priorities, fires, flood, epidemics, quarantine, energy crisis, war or riots. Each party shall promptly notify the other party of such event. If Sanmina is unable to deliver in accordance with agreed delivery schedules for a period of more than [*], Gadzoox may either (i) extend the time of performance, or (ii) cancel the uncompleted portion of the Purchase Order at no cost to Gadzoox.

Notices shall be sent to the following:

Sanmina                                        Customer
--------                                       --------
Curt Cooper                                    William Hubbard
Sanmina Corporation                            Gadzoox Networks, Inc.
355 East Trimble Road                          5850 Hellyer Avenue
San Jose, CA 95131                             San Jose, CA 95138



[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================


355 East Trimble Road                          5850 Hellyer Avenue
San Jose, CA 95131                             San Jose, CA 95138
(408) 954-5286                                 (408) 360-4950

H. Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original and all of which together will constitute one instrument.

         I. For the length of this contract as stated in Section I, Sanmina will be given first right of refusals on all new manufacturing programs. Sanmina and Gadzoox will negotiate in good faith costs on new manufacturing programs, using a cost model described in this Agreement and will work together to reduce cost on all products in an effort to reduce total costs. This Agreement is non-exclusive.

         J. To the best of their knowledge, Sanmina and Gadzoox are not aware of any infringements of any patents, trademark, copyrights, confidential manufacturing or test processes, or other intellectual property of others.

         K. If within [*] of the execution of this Agreement, the anticipated manufacturing volume is significantly less than initially anticipated, Sanmina and Gadzoox will meet and negotiate, in good faith, future pricing for manufacturing services.

         L. Quarterly Review Meeting. At least once per quarter Sanmina and Gadzoox will meet to discuss, among other topics including, but not limited to, vendor warranty issues, pricing and cost reduction, quality status and goals for improvement.

Signed: /s/ Signature Illegible                 Signed: /s/ Signature Illegible
        -------------------------                       ------------------------
Name:   CURTIS M. COOPER                        Name:   William E. Hubbard
        -------------------------                       ------------------------
Title:  V.P. ?? Operations                      Title:  V.P. of Manufactures
        -------------------------                       ------------------------

SANMINA CORPORATION                             GADZOOX NETWORKS. INC.


[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================


                                    EXHIBIT A

Gadzoox volume Pricing:

[*]
[*]
[*]
[*]
[*]
[*]

Price Ceiling

                                                                Ceiling
Product Name                           Amount                     Date
                                       ---------             --------------
Gz 12 Port M5(*)                       [*]                   [*]

(*) Price for each of the Gadzoox 12 Port-based Products, regardless of model or version; Price for the Gadzoox 6 Port will be less than, and in proportion to, the Price ceiling for the Gadzoox 12 Port Products.

HOURLY LABOR RATES:

                                                    San Jose              Alabama
                                                    --------              -------
SMT Assembly Rates                                  [*]                   [*]
Hand Load Assembly                                  [*]                   [*]
ICT Test                                            [*]                   [*]
Board Functional Test                               [*]                   [*]
Box Assembly                                        [*]                   [*]
Box Functional Test                                 [*]                   [*]
Box Burn In                                         [*]                   [*]
Packout & ship                                      [*]                   [*]

OVERTIME RATES:

Labor - [*]
Test  - [*]

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================


WIP PROCESS STEPS AND PERCENTAGE OF COMPLETION:

WIP Process Step
----------------

[*]


Material Mark-ups:

Material                         [*]
Consigned Material
PCB's


Price Reduction:

Pricing margin (OH for labor & SGA-Profit) will be reduced as Gadzoox's total dollar volume of business increases as shown below.

Cum dollars spent with Sanmina                                      Pricing margin
     [*]                                                            [*]






[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================


                                    EXHIBIT B


PROCEDURE TITLE:                   SUPPLIER QUALITY AGREEMENT

DOCUMENT NUMBER:                   QAP020

REVISION:                          B

FUNCTIONAL DEPARTMENT:             QUALITY


                                    APPROVALS

    Name                          Title                    Signature        Date
Kevin McCarroll             Materials Manager
Bill Hubbard                VP Operations
[*]
Deanna VanWestenberg        Quality Manager

Document Control:

                                REVISION HISTORY

Revision       Page(s)             Author        Description             Date
01                                 Deanna        ALL                     1/12/98
A              All                 Deanna        Release                 4/19/98
B              2, 5, 6, 11         Deanna        Minor changes           11/9/98

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================


1        PURPOSE

         This document establishes the Quality System Requirements and Reliability provisions which shall apply to all Suppliers manufacturing Gadzoox products. The Quality System Requirements are based on 9002. It is expected that Gadzoox' Suppliers are ISO Registered. If Supplier is not registered, it is expected that Supplier will pursue and obtain ISO registration within a mutually acceptable date.

2        SCOPE

         This Quality Agreement applies to all Suppliers, who supply material, sub-assemblies, finished product or services. This document is intended as a guideline with product specific goals. In certain instances this document may be supplemented by a product specific quality plan customized by the responsible Supply Base Engineer.

3        REFERENCES

         ISO 840     Quality Vocabulary

         ISO 9000    Quality management and quality assurance standards

         ISO 9002    Model for QA in Production, Installation & Servicing.

         ANSI/ASQC-  Guidelines for Quality System Audits

         Q10011

         MTP018      Gadzoox Packaging & Handling Electrostatic Sensitive
                     Devices

         MFP003      Gadzoox Product Identification & Labeling Specification

4        DEFINITIONS

         QA - Quality Assurance

         IQC - Incoming Quality Control

         MRB - Material Review Board

         SPC - Statistical Process Control

         TQC - Total Quality Control

         CPI - Continuous Process Improvement

         ORT - On-Going Reliability Testing

         BI - Burn-In

         PM - Defects Per Million

         Failures - The part/product fails to meet the specification

         OOBA - Out of Box Audit

         CLCA - Closed Loop Corrective Action

         MTBF - Mean Time Between Failure

5        RESPONSIBILITY

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================


         Gadzoox strongly supports the premise that the Supplier take full ownership of the quality and reliability of the product that is being purchased by Gadzoox. It is also the responsibility of Supplier to adhere to the guidelines set forth in this Quality Agreement as well as the product quality and performance specified. It is agreed that Supplier will not knowingly ship defective product to Gadzoox.

         In certain cases Gadzoox may participate with Supplier or conduct activities in parallel to provide its own confidence that the product specifications or quality requirements are met. However, this does not imply that Supplier is relieved of the responsibility of supplying defect free product.

         The Gadzoox product team will be responsible for ensuring that the requirements set forth in this document are met prior to product manufacturing release. After manufacturing release the Quality Engineer will be responsible for ensuring continued compliance to these requirements.

6        QUALITY SYSTEM REQUIREMENTS

6.0.0 Supplier agrees to maintain a formal Quality Assurance Program that ensures the achievement and maintenance of Gadzoox' quality and reliability goals as set forth by this document and the product specification.

6.1.0 Compliance to ISO Requirements may be consistent with many portions of this document; however, the specifics detailed in this document, the Business Agreement and the product specification take precedence.

6.2.0 Supplier shall submit to Gadzoox Commodity Team a Quality Manual annually which details the actual practices in use throughout the process including the following information:

         6.2.1 An organization chart identifying Company organizations or groups.

         6.2.2 A statement of the functions and responsibilities of each organizational element involved in the design, manufacture, procurement, inspection and testing of items deliverable under this order.

         6.2.3 Reference to specific policies and procedures governing management of the quality assurance required herein.

         6.2.4 A manufacturing and inspection flow diagram that identifies points of inspection/test and the inspection/test documents employed, including the criteria used to determine acceptability at each inspection test point.

         6.2.5    Supplier's Vendor Control procedures.

         6.2.6    MRB administration.

         6.2.7    CLCA Process implementation.

         6.2.8    Sampling plan criteria.

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================


6.3.0 Approval of the Supplier's Quality Assurance Program as defined by the QA Manual [*].

6.4.0 Supplier shall maintain control of its manufacturing process, utilizing Statistical Quality Control techniques, Process Flow Diagrams, Assembly Instructions, Test Procedures, etc, [*].

6.5.0 Supplier agrees that no process changes, design changes, or process-step discontinuances affecting product performance (whether specified or not), the mechanical form/fit, the compatibility or chemical characteristics, or the reliability of products shall be made without prior written approval from Gadzoox Commodity Team. The process flow shall be logical and well defined to prevent material co-mingling and promote prompt disposition of defective material. It is expected that Supplier will achieve continuous improvement throughout the product lifecycle in terms of costs and quality, and Supplier has the latitude to make changes in its process to achieve that. However, if critical process changes are made, then Gadzoox must be notified in writing and written approval by Gadzoox will be required.

6.6.0 Workstations and equipment shall be ergonomically designed to reduce defects associated with human factor issues. Each process step must have a current copy of work instructions, assembly aids or other documents which detail proper operating procedures, at the relevant workstation.

6.7.0 At Gadzoox discretion, each shipment pursuant to this Quality Agreement may be accompanied by objective evidence of acceptance by the Supplier's Quality organization. [*] Gadzoox Commodity Team approval shall be obtained for acceptance of assembly & test procedures, ICT, BI, OOBA and inspection audit points prior to conducting tests on electronic assemblies to be delivered under this Quality Agreement.

6.8.0 Written procedures should define the inspection methodology and equipment used for IQC and In-Process inspection. The procedure should also include the characteristics to be measured and the frequency of inspection. [*].

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================

6.9.0 Final Inspection: Supplier must have a formalized inspection document that identifies defect characteristics and records actual test results or dimensions. PASS/FAIL results may be acceptable with approval from Gadzoox Commodity Team. [*]

6.10.0 Out-Of-Box-Audit (OOBA): An OBA will be accomplished and documented. Sampling level will be subject to approval by Gadzoox Quality. [*]

6.11.0 First Article Inspection: Pre-production samples with dimensions or test data indicating the product meets all specifications may be reviewed at the Supplier site or at Gadzoox facility. [*]

6.12.0 Lot Acceptance/Rejection: Material is subject to inspection and approval after delivery. If specifications are not met, material may be rejected and the entire lot returned at Supplier's expense. Gadzoox will notify Supplier of any rejected lots prior to return. Supplier is required to take corrective action for the causes of the non-conforming items prior to shipment of succeeding lots. Rejection can occur by the following:

         6.12.1 Receiving Department: Damaged material or packaging. Material does not conform to Purchase Agreement or Receiving specification.

         6.12.2 Quality Department: Non-conformance of engineering specification. Process related failures.

         6.12.3   [*]

6.13.0 Supplier shall provide and maintain a training and certification program for special processes (such as soldering, wiring, etc,) wherever these processes are used in the performance of work pursuant to this Quality Agreement. A description of Supplier's training program, testing procedures, and certification procedures shall be submitted to Gadzoox Quality for approval. It is the responsibility of Supplier to pursue other training programs targeting SPC, TQM, Problem Solving and Quality Basics.

6.14.0 All test/measurement devices which provide a quantitative value for the production of the end item must have certificates of traceability to the National Institute of Technology with conformance with MIL-STD-45662 or the equivalent locally recognized national standard. A formal calibration program defining the calibration cycle must be in place and actively monitored for compliance.

6.15.0 All machine performance, both mechanical and electronic, must be measured, monitored and optimized per a formal documented maintenance schedule. Any


[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================

         adjustments, repairs or modifications shall only be done by factory trained personnel using current OEM approved procedures and components.

6.16.0 The Supplier shall take the proper precautions throughout the process to prevent damage to static sensitive devices used in the production of the end item. This includes the training of personnel, use of anti-static containers/bins, and the proper grounding of workbenches and personnel involved in the handling and assembly of subassemblies.

6.17.0 Packaging of the end item will be of natural or anti-static material [*]. No static generating material shall be received at Gadzoox.

7        DOCUMENTATION

7.0.0 Supplier shall make available to Gadzoox any documents that define the quality management systems and processes as well as product specific documentation that Gadzoox is procuring. Documentation may exist in the form of procedures, flow charts, work instructions, test procedures, etc, This documentation will be used as a basis for conducting the on site quality system assessment. If Supplier has multiple sites then each site must provide the documentation that is specific to that site.

8        QUALITY ASSESSMENTS

8.0.0 Prior to awarding a contract or a purchase order, the Gadzoox Commodity Team will conduct [*] audit of Supplier's processes. If there are multiple sites then each site will be surveyed prior to issuance of the contract or purchase order as deemed necessary.

8.1.0 Supplier shall provide all reasonable facilities and assistance for the safety and convenience of the representative in the performance of their duties. The Gadzoox Commodity Team will also conduct periodic evaluations to determine compliance to ISO registration or to this Quality Agreement. Any non-compliance's found during the initial audit or subsequent audits will be documented and it is the Supplier's responsibility to correct within a defined time frame set by the Supplier and Gadzoox.

9        PRODUCT REQUIREMENTS

9.0.0 Burn-In: All electronic assemblies are required to undergo an effective burn-in to eliminate infant mortality or remove marginal design tolerances. [*]

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================


         [*]

9.1.0 Supplier is expected to perform appropriate accelerated life testing as required to precipitate failures and aid in the problem detection, analysis, and correction process. Supplier shall provide documented test results to Gadzoox each month for all problems related to units under contract. Accelerated life testing will conform to the Arhenius Model. Calculation of the expected reliability will be done to the current Mil-STD-217, Belcore or equivalent method approved by Gadzoox Quality.

9.2.0 On-Going Reliability Testing (ORT): [*] The exact nature of the ORT plan is to be designed by the Supplier and Gadzoox Quality for approval prior to first shipment. ORT Definition: A continual process of MTBF demonstrations using regular production units. This will indicate if the product being produced continues to meet the product specification and that no latent defects have been introduced during the latest production run.

9.3.0 Design or component changes implemented to improve Field MTBF to specified levels must be incorporated in all field return units in accordance with engineering change orders. The Supplier must conduct their own qualification presenting the results to Gadzoox indicating fit for use and that conformance to specification has been achieved. [*]

9.4.0 Supplier shall, in the performance of this Quality Agreement, provide and maintain a system of traceability on all material used in the end item for purposes of recall if necessary. Traceability is defined as the ability to match a certain type or date code of a component to a specific range of end items.

9.5.0 A unique Serial Number shall be assigned to each unique electronic assembly prior to any testing being performed. Complete test traceability by shippable unit serial number is required. [*] The same serial number shall not be used more than once for a particular model type. If a serial number is scrapped, that number must die with the unit. Serial numbers shall not be duplicated on a subsequent purchase agreement. [*].

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

9.6.0 Supplier shall label each item as required by Gadzoox Product Identification & Labeling Specification MFP003.

10       INFORMATION REQUIREMENTS

10.0.0 Supplier shall have procedures and resources in place to collect, analyze and report data which is to be used for measurement which drives CLCA and CPL This data must be collected utilizing statistically valid techniques based on established SPC methods. Measurement tools used throughout the process, such as control charts, Pareto analysis shall be clearly posted and monitored by personnel that can institute corrective action in the case of breakdown. Measurement tools and resources must be designated to identify the type, range and causes of defects and clearly report the information to appropriate personnel on a regular basis. Statistical tools (CPk, DOE) shall be implemented to assess and optimize procedure and machine capability.

10.1.0 Gadzoox will provide Supplier with all documents, which Gadzoox deems necessary to enable Supplier to produce products, and shall be treated as proprietary information. Supplier agrees not to use this documentation for other than the purpose of providing to Gadzoox products manufactured and developed under this agreement.

10.2.0 Supplier agrees to only use components approved by Gadzoox for use in the product as specified on the drawings, AVL and BOM's. Change will be encouraged and approved by Gadzoox.

10.3.0 Supplier agrees not to implement any changes to product that may affect any approval or certification of any of the safety agencies, whether the application for such approval or certification is completed or pending, without prior written approval by Gadzoox. Information describing all of the items on this Quality Agreement must be supplied before qualification can begin. This information will be acceptable in the form of catalogue sheets or other published documents containing identification, markings, physical dimensions, typical test data or other pertinent information upon which receiving inspection can be based. All changes must be made through, and in accordance with Gadzoox Document Control Department practices and procedures.

10.4.0 Suppliers design drawings, fabrication methods, work instructions, and applicable product specification shall be approved by the Gadzoox Commodity Team. They shall not be changed except by written approval from the Gadzoox Commodity Team.

10.5.0 For electronic assemblies, a monthly report detailing quality activity is due by the 10th of the month following the month covered. The format of this report will be

                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================


         determined by the Supplier and Gadzoox Quality Engineer [*]:

         10.5.1   [*]

         10.5.2   [*]

         10.5.3   [*]

         10.5.4   [*]

         10.5.5   [*]

         10.5.6   [*]

         10.5.7   [*]

         10.5.8   [*]

         10.5.9   [*]

11       CORRECTIVE ACTION PROCESS

11.0.0 For all items that are non-conforming, Supplier will analyze the causes for the defects and submit a written CLOSED LOOP CORRECTIVE ACTION form or equivalent within [*] from the date that the defective material is received at the Supplier's facility. Initial defect verification and assessment must take place within [*]. Corrective actions must be effective and permanent and must be approved by the Gadzoox Supplier Quality Engineer. Corrective action data must be returned to Gadzoox indicating the symptom, root cause, and solution to the specific problem and state what action was taken to prevent the problem from recurring. Subsequent occurrences of the same nature are cause for disqualification.

11.1.0   All Corrective Action Reports must include:

         11.1.1   Root cause of problem.

         11.1.2   Number of units affected by serial number range and date code.

         11.1.3   Date and method of discovery by Supplier.

         11.1.4 Disbursement of affected units by inventory locations (i.e. Supplier's inventory, in-transit, Gadzoox inventory, customer, and field).

         11.1.5   Short term corrective action.

         11.1.6   Final corrective action.

         11.1.7 Rework plan on future returns affected by the problem but not recalled.

[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================




11.2.0 On reject/returned lots, the Supplier is expected to identify all non-conforming items not just the rejected characteristics. Care should be taken not to introduce other non-conforming conditions during rework. [*]

11.3.0 All rejected/returned material must be re-submitted as unique lots and not mixed with new material.

12       GADZOOX RESPONSIBILITY

12.0.0 Expectations from Gadzoox as pertaining to Suppliers process compliance, product quality and specifications should be shared with the Suppliers so they are able to meet and exceed Gadzoox expectations.

12.1.0 Evaluations and results of all audits and quality data will be shared with the Suppliers on a periodic basis as determined by Gadzoox and the Supplier. However, quality data will be sent to Suppliers every month. [*]

13       QUALITY MEASUREMENTS

13.0.0 In-Process Failures/Defects: In process defects in terms of defects per million (DPM) or percent failures will be measured at open box and final inspection. This can be done once the part or subassembly is received at Gadzoox, or during in-process inspections performed at the Supplier by Gadzoox Source and/or Supplier Auditors. It is expressed by the number of failures that occur at a process step divided by the total number of parts processed through that process step. The calculation is:

                  DEFECTS PER UNIT FAILURE RATE

                        Total Number Defects * 1,000,000
                        --------------------------------
                        Total Number Units Inspected

                 DEFECTS PER MILLION OPPORTUNITY - DPM

                        Total Number Defects * 1,000,000
                        --------------------------------
                        Qty Inspected * Qty Defect Opportunities

                        [*]


[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================




13.1.0 Out of Box Failures & ORT Failures: These failures, in terms of percent failure rate. This failure implies that the part has been integrated with the Gadzoox (or Gadzoox Customer system) and then failed after all routine manufacturing operations have been completed.

                  [*]

13.2.0 DOA Failures: These failures, expressed in percent fail rate, are the number of failures that occur in the first 30 days of operation after installation. DOA's for a particular month will be DOA failures that get reported in that month divided by the total number shipped for the prior month.

                  [*]

13.3.0 Field Failures: These are failures that occur past the first 30 day window for DOA's, termed as DR's. Field failures are a direct correlation to the reliability of the product. This is measured by the failures reported in a month (not counting DOA's) divided by the total installed base up to that month.

                  FIELD FAILURE RATE % = 100 *

                           Current month failures (excluding DOA's
                           ---------------------------------------
                                    Total Installed Base

                             [*]


13.4.0 Quality Requirements

         The table below contains the quality requirements for the product. This information is to be filled in and agreed to by both the Supplier and Gadzoox.

         In cases where "design errors" have been identified and Gadzoox is in agreement, those errors will still be reported, but not be included in the quality measures.

         In some cases the quality requirements would be defined in the higher level product specifications, and this section would remain blank.

                          TABLE 1. QUALITY REQUIREMENTS



[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      ==========================================
                                                      CONFIDENTIAL
                                         CERTAIN INFORMATION HAS BEEN REDACTED
                                            CONFIDENTIAL TREATMENT REQUESTED.
                                      ==========================================


                    IN-PROCESS AUDITS    OOBA            DOA'S           DR'S
[*]                      [*]               [*]            [*]         [*]
[*]                      [*]               [*]            [*]         [*]
[*]                      [*]               [*]            [*]         [*]
[*]                      [*]               [*]            [*]         [*]
[*]                      [*]               [*]            [*]         [*]

*        Time "0" equals Gadzoox EPR (Product Release)

** Quality Requirements may be determined later based on historical quality indicators.

13.5.0   Exceptions to This Document

         The table below contains any exceptions to this document that are agreed to by both the Supplier and Gadzoox.

         In some cases these exceptions would be defined in the higher level product specification, and this section may remain blank.

                 TABLE 2. EXCEPTIONS TO THIS AGREEMENT (IF ANY)

SECTION                        DESCRIPTION OF EXCEPTION


[*] CONFIDENTIAL INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.